                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 31, 2006


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)


               Delaware                333-130545              13-3416059
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            (State or other            (Commission           (IRS Employer
            jurisdiction of            File Number)        Identification No.)
            incorporation)


                              250 Vesey Street
                     4 World Financial Center 28th Floor              10080
                             New York, New York
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                  (Address of principal executive offices)           Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

           Filing of Legality Opinion

      Attached as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1 is the opinion of Dechert LLP with respect to legality of the Specialty Underwriting and Residential Finance Trust, Asset-Backed Certificates, Series 2006-AB2.

ITEM 9.01. Financial Statements and Exhibits.

            (a)   Not applicable.

            (b)   Not applicable.

            (c)   Not applicable:

            (d)   Exhibits:

                  5.1 Opinion of Dechert LLP as to legality (including consent of such firm).

                  8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

                  23.1  Consent of Dechert LLP (included in Exhibit 5.1).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                          By: /s/ Tom Saywell
                                              ---------------------------------
                                              Name:  Tom Saywell
                                              Title: Authorized Signatory

Date: May 31, 2006

                                INDEX TO EXHIBITS

Exhibit No.         Description

5.1              Opinion of Dechert LLP as to legality (including consent of such firm).

8.1              Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1             Consent of Dechert LLP (included in Exhibit 5.1)
